                                                                EXHIBIT 99.2

                             LETTER OF TRANSMITTAL

        TO ACCOMPANY CERTIFICATES FORMERLY REPRESENTING COMMON STOCK OF
                                 AMETEK, INC.

 Send This Letter of Transmittal and Certificates Formerly Representing Ametek
         Common Stock By Mail or Overnight Courier or Hand Deliver to:
                               [               ]

                                EXCHANGE AGENT

             By Mail:                        By Hand/Overnight Courier:
        [               ]                         [               ]
         [             ]                           [             ]
          [           ]                             [           ]

                            TELEPHONE 1-800-[    ]

                                     BOX A
               DESCRIPTION OF AMETEK CERTIFICATE(S) SURRENDERED
-------------------------------------------------------------------------------

                                                        CERTIFICATE     NUMBER OF
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)        NUMBER(S)       SHARES
---------------------------------------------------------------------------------

                                               ----------------------------------

                                               ----------------------------------

                                               ----------------------------------
                                               ----------------------------------
                                               ----------------------------------
                                               ----------------------------------
                                               ----------------------------------
     (ATTACH ADDITIONAL SCHEDULE IF NECESSARY)      TOTAL NO. OF SHARES


     SIGNATURES MUST BE PROVIDED AT THE END OF THIS LETTER OF TRANSMITTAL.
             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS.

  In accordance with the terms of the Amended and Restated Agreement and Plan of Merger and Reorganization, dated as of February 5, 1997 (the "Merger Agreement"), by and among Culligan Water Technologies, Inc., a Delaware corporation ("Culligan"), Culligan Water Company, Inc., a Delaware corporation and wholly owned subsidiary of Culligan ("Merger Sub"), Ametek, Inc., a Delaware corporation ("Ametek"), and Ametek Aerospace Products Inc., a Delaware corporation and wholly owned subsidiary of Ametek ("New Ametek"), Merger Sub has been merged (the "Merger") with and into Ametek. As a result of the Merger, Ametek has become a wholly owned subsidiary of Culligan and the holders of common stock, par value $.01 per share, of Ametek ("Ametek Common Stock") converted in the Merger are entitled to receive for each share of
Ametek Common Stock held by such stockholder, [    ] of a share of common
stock, par value $0.01 per share, of Culligan ("Culligan Common Stock"). Cash will be paid in lieu of any factional share of Ametek Common Stock in an
amount equal to the product of (i) [    ] and (ii) the fractional share
interest to which such holder would otherwise be entitled. Any person holding more than one certificate representing Ametek Common Stock ("Ametek Certificate") must surrender all Ametek Certificates registered in the name of such person in order to receive a certificate representing Culligan Common Stock ("Culligan Certificate") for the number of whole shares of Culligan Common Stock to which such person in entitled.

  To obtain your Culligan Certificate for the number of whole shares of Culligan Common Stock into which your shares of Ametek Common Stock have been converted, as well as payment for any fractional share (the "Payment Check"), please complete this Letter of Transmittal and forward it, together with all of
your Ametek Certificate(s), by mail or hand delivery, to [           ] at one
of the addresses set forth above. Instructions regarding the completion of this Letter of Transmittal are set forth below. No dividends or other distributions payable on shares of Culligan Common Stock after the effective time of the Merger to any holder of shares of Ametek Common Stock converted in the Merger will be paid to such holder unless and until such holder shall have surrendered to the Exchange Agent all of the Ametek Certificates registered in the name of such holder. The Exchange Agent will hold all such dividends and other distributions and, subject to applicable escheat laws, will distribute such dividends and distributions (without interest) to each previous holder of shares of Ametek Common Stock entitled thereto after such holder shall have surrendered all of the Ametek Certificates registered in the name of such holder.

  EACH HOLDER OF SHARES OF AMETEK COMMON STOCK MUST COMPLETE BOXES A, B, AND D AND RETURN TO THE EXCHANGE AGENT ALL OF HIS, HER OR ITS AMETEK CERTIFICATES AND THIS LETTER OF TRANSMITTAL IN THE ENCLOSED ENVELOPE.

                PLEASE RETURN THIS ENTIRE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned surrenders herewith for cancellation the Ametek Certificate(s) delivered herewith formerly representing shares of Ametek Common Stock in exchange for (a) a Culligan Certificate representing the number of
whole shares of Culligan Common Stock determined on the basis of [    ] of a
share of Culligan Common Stock for each share of Ametek Common Stock surrendered and (b) a payment check ("Payment Check") in an amount equal to the
product of any fractional interest multiplied by [    ], in lieu of any
fractional share of Culligan Common Stock.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to deliver for surrender and cancellation the above-described Ametek Certificate(s) delivered and that all rights represented by such Certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Culligan to be necessary or desirable to complete the surrender of the Ametek Certificate(s) delivered herewith. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Submission of the Ametek Certificate(s) delivered herewith for surrender and cancellation is irrevocable.

  All questions as to the proper completion and execution of this Letter of Transmittal, the form, validity or eligibility for surrender of each Ametek Certificate and the adequacy of any other documentation submitted in connection with this Letter of Transmittal will be determined by Culligan (or by the Exchange Agent if delegated such authority). Any such determination shall be final and binding. No surrender of Ametek Certificate(s) shall be deemed to have been effectively made until all defects and irregularities shall have been cured or waived.

  DELIVERY OF AMETEK CERTIFICATE(S) SHALL BE EFFECTED, AND RISK OF LOSS AND TITLE TO AMETEK CERTIFICATE(S) SHALL PASS, ONLY UPON ACTUAL RECEIPT THEREOF BY THE EXCHANGE AGENT AT ONE OF THE ADDRESSES LISTED ABOVE, TOGETHER WITH THIS LETTER OF TRANSMITTAL AND ALL REQUIRED DOCUMENTATION, IN FORM SATISFACTORY TO THE EXCHANGE AGENT.

           EACH HOLDER OF SHARES OF AMETEK COMMON STOCK MUST COMPLETE
   BOXES A, B, AND D AND ENCLOSE ALL OF HIS, HER OR ITS AMETEK CERTIFICATES.


               BOX B

                                                         BOX C

 (To be completed by all person(s)            Complete ONLY if required by
                                                     Instruction 4.

        surrendering Ametek
          Certificates(s))

                                                  SIGNATURE GUARANTEE

             SIGN HERE

                                           Note: Your signature must be
                                                 Medallion guaranteed by an
                                                 eligible financial
                                                 institution. A notarization
                                                 by a notary public is not
                                                 acceptable

 ----------------------------------

 ----------------------------------
    (Signature(s) of registered
             holder(s))

 Dated: ___________________________


 Name(s): _________________________

 ----------------------------------         FOR USE BY FINANCIAL INSTITUTION
                                            ONLY. PLACE MEDALLION GUARANTEE
                                                    IN SPACE BELOW.

 ----------------------------------

 Address: _________________________

 ----------------------------------
        (Including zip code)

 [_] Check box if change of
 address
  Telephone No.: __________________

  Must be signed by registered
 holder(s) exactly as name(s)
 appear(s) on surrendered stock
 certificate(s) or by person(s)
 authorized to become registered
 holder(s) by documents
 transmitted herewith. If
 signature is by a trustee,
 executor, administrator,
 guardian, attorney-in-fact,
 officer of a corporation or in
 any other fiduciary or
 representative capacity, please
 set forth full title (See
 Instruction 5).

 Title: ___________________________
  (Other than signature(s), please
           print or type)

                                  INSTRUCTIONS

1.EXECUTION AND DELIVERY OF LETTER OF TRANSMITTAL

  This Letter of Transmittal must be completed, dated, signed and mailed, or
hand delivered, to the Exchange Agent, [             ], at one of the addresses
listed on the front page hereof, accompanied by all Ametek Certificate(s) currently held by you. DO NOT SEND AMETEK CERTIFICATES TO EITHER CULLIGAN OR AMETEK. The method of delivering Ametek Certificate(s), together with this Letter of Transmittal and the other documentation required hereby, is at your option and risk. If mail is chosen, registered mail with return receipt requested, properly insured, is recommended. A return envelope addressed to the Exchange Agent is enclosed for you convenience.

2.SIGNATURES

  This Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the Ametek Certificate(s) submitted herewith. If such Ametek Certificate(s) are registered in the names of two or more persons, ALL such persons must sign. The signature(s) on this Letter of Transmittal must correspond exactly to the name(s) written on the face of such Ametek Certificate(s), without alteration, enlargement or any change whatsoever, unless the shares of Ametek Common Stock represented thereby have been assigned by such registered holder(s), in which event this Letter of Transmittal must be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on such Ametek Certificate(s). See Instructions 4(a) and 4(b). If the shares of Ametek Common Stock being surrendered are registered in different names on different Ametek Certificates, it will be necessary to complete, date, sign and submit as many separate Letters of Transmittal as there are different registrations.

3.ISSUANCE OF CULLIGAN CERTIFICATE IN SAME NAME

  If the Culligan Certificate and any Payment Check are to be issued in the exact name(s) of the registered holder(s) of the surrendered Ametek Certificate(s), such Certificate(s) need not be endorsed and no guarantee of the signature(s) on this Letter of Transmittal is required. For information as to corrections in name and changes in name not involving a change in ownership, see Instruction 4(c).

4.ISSUANCE OF CULLIGAN CERTIFICATE IN DIFFERENT NAMES

  If the Culligan Certificate and any Payment Check are to be issued other than in the exact name(s) of the registered holder(s) of the surrendered Ametek Certificate(s), you must follow the guidelines set forth below. Note that in each circumstance described below, the appropriate signature(s) must be guaranteed in Box C and Box E must be completed. If a Culligan Certificate(s), together with any Payment Check, are to be issued to a person other than the registered holder(s) of the surrendered Ametek Certificate(s), or if the surrendered Ametek Certificate(s) are not registered in the name(s) of the person(s) signing this Letter of Transmittal, satisfactory evidence of the payment of all applicable stock transfer taxes (whether imposed on such registered holder(s) or such other person) payable on account of the transfer or assignment to such other person of such Ametek Certificate(s) must be received by the Exchange Agent prior to the delivery of any Culligan Certificate(s) and Payment Check.

  (a) ENDORSEMENT AND GUARANTEE. The Ametek Certificate(s) surrendered must be properly endorsed (or accompanied by stock powers properly executed) by the registered holder(s) of such Certificate(s) to the person(s) who are to receive the Culligan Certificate(s) and any Payment Check. The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond exactly with the name(s) written upon the face of such Ametek Certificate(s), without alteration, enlargement or any change whatsoever, and must be guaranteed by an Eligible Guarantor Institution (as defined below) which is a member of an approved signature guarantee medallion program.

                  DEFINITION OF ELIGIBLE GUARANTOR INSTITUTION

  An Eligible Guarantor Institution (as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), means:

    1) Banks (as defined in Section 3(a) of the Federal Deposit Insurance
       Act);
    2) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers and government securities brokers (as defined in the Exchange Act);
    3) Credit unions (as defined in Section 19B(1)(A) of the Federal Reserve
       Act);
    4) National securities exchanges, registered securities associations and clearing agencies (as such terms are used in the Exchange Act); and
    5) Savings associations (as defined in Section 3(b) of the Federal Deposit Insurance Act).

  (b) Transferee's Signature. This Letter of Transmittal must be signed by the transferee(s) or assignee(s) of the Ametek Certificate(s) submitted herewith, or his, her or its agent, and should not be signed by the transferor or assignor. SEE BOX B. The signature of such transferee(s) or assignee(s) must be guaranteed as provided in Instruction 4(a).

  (c) Correction of or Change in Name. For a correction of name or for a change in name which does not involve a change in ownership, you may proceed as follows: For a change in name by marriage, etc., this Letter of Transmittal should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, this Letter of Transmittal should be signed, e.g., "James
E. Brown, incorrectly inscribed as J. E. Brown." In any such case, the signature on this Letter of Transmittal must be guaranteed as provided in Instruction 4(a) and Box F must be completed.

  You should consult your own tax advisor as to possible tax consequences resulting from the issuance of a Culligan Certificate and any Payment Check in a name other than that of the registered holder(s) of the surrendered Ametek Certificate(s).

5.SUPPORTING EVIDENCE OF AUTHORITY

  In case this Letter of Transmittal or any Ametek Certificate endorsement or stock power is executed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, there must be submitted with this Letter of Transmittal documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary). Such documentary evidence of authority must be in form satisfactory to the Exchange Agent.

6.SPECIAL INSTRUCTIONS FOR DELIVERY BY THE EXCHANGE AGENT

  The Culligan Certificate and any Payment Check will be mailed to the address of the registered holder(s) of the surrendered Ametek Certificate(s), as indicated in Box A, unless instructions to the contrary are given in Box E or Box F.

7.PAYMENT FOR FRACTIONAL SHARES

  No fractional shares of Culligan Common Stock will be issued. In lieu thereof, there will be delivered a Payment Check in an amount equal to such fractional interest multiplied by [ ].

8.IMPROPER SURRENDER

  The Exchange Agent and Culligan reserve the absolute right to reject any surrenders of Ametek Certificate(s) that are defective or irregular in any respect and may request from persons making such surrenders such additional documents as the Exchange Agent or Culligan deem appropriate to cure any such defect or irregularity. However, the Exchange Agent and Culligan also reserve full discretion to waive any defect or irregularity in any such surrender. No surrender will be deemed to have been effected until all such defects or irregularities, which have not been waived, have been cured.

9.LOST CERTIFICATES

  In the event that any Ametek stockholder is unable to deliver to the Exchange Agent the Ametek Certificate(s) representing his, her or its shares of Ametek Common Stock due to the loss or destruction of such Certificate(s), such fact should be indicated on the face of this Letter of Transmittal. In such event, the Exchange Agent will forward additional documentation which such shareholder must complete in order to effectively surrender such lost or destroyed Ametek Certificate(s). There may be a fee in respect of lost or destroyed Ametek Certificates, but surrenders hereunder will be processed only after such documentation has been submitted to and approved by the Exchange Agent.

10.SUBSTITUTE FORM W-9

  The registered holder of surrendered Ametek Certificates (or other payee) is required, unless an exemption applies, to provide the Exchange Agent with a correct Taxpayer Identification Number ("TIN"), generally the holder's social security or federal employer identification number, and with certain other information, on Substitute Form W-9 (Box D), which is provided under "Important Tax Information" below, and to certify under penalties of perjury, that such number is correct and that the holder (or other payee) is not subject to backup withholding. If a holder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9 before signing such Form. Failure to furnish the correct TIN on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the holder (or other payee) may be subject to backup withholding of 31%. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for on the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% of all payments of cash thereafter until a TIN is provided to the Exchange Agent.

11.HOLDERS WHO ARE NOMINEES

  Any record holder of Ametek Certificate(s) may submit two or more Letters of Transmittal, each covering a portion of the shares of Ametek Common Stock represented thereby, provided that such record holder submits with such Letters of Transmittal a certificate satisfactory to the Exchange Agent to the effect that such record holder holds such shares as nominee for more than one owner.

12.INADEQUATE SPACE

  If the space provided in Box A is inadequate, the Ametek Certificate numbers and the number of shares of Ametek Common Stock represented thereby should be listed on a separate signed schedule attached hereto.

13.MISCELLANEOUS.

  The terms and conditions of the Merger Agreement are incorporated herein by reference in their entirety and shall be deemed to form a part of the terms and conditions of this Letter of Transmittal.

14.INQUIRIES.

  If you have any questions or need assistance relating to the Letter of
Transmittal, please contact the Exchange Agent at: (800) [    ]. Additional
copies of this Letter of Transmittal may be obtained from the Exchange Agent.

                           IMPORTANT TAX INFORMATION


  Under federal income tax law, a stockholder surrendering Ametek Certificates must, unless an exemption applies, provide the Exchange Agent (as payer) with his correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, his TIN is his social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the stockholder (or other payee) may be subject to backup withholding of 31%.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. In order for an exempt foreign stockholder to avoid backup withholding, that person should complete, sign and submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to his exempt status. A Form W-8 can be obtained from the Exchange Agent. Exempt stockholders, other than foreign stockholders, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any payment made to payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a stockholder, the stockholder is required to notify the Exchange Agent of his correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (2) the stockholder is not subject to backup withholding because (i) the stockholder has not been notified by the Internal Revenue Service that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the stockholder that the stockholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

  The stockholder is required to give the Exchange Agent the TIN, generally the social security number or employer identification number, of the record owner of the Ametek Certificates. If the Ametek Certificates are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 31% of all cash payments until a TIN is provided to the Exchange Agent.

                                     BOX D
                       PAYER'S NAME: [                 ]
--------------------------------------------------------------------------------
 SUBSTITUTE             PART 1--PLEASE PROVIDE YOUR        -------------------
 FORM W-9               TIN IN THE BOX AT RIGHT AND          Social security
                        CERTIFY BY SIGNING AND DATING           Number OR
                        BELOW.
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE                                  -------------------
                                                                Employer
                                                           Identification No.

                                                            (if awaiting TIN
                                                          write "Applied For")
--------------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN")
                        PART II--For payees NOT subject to backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

                        CERTIFICATION--Under penalties of perjury, I certify
                        that:
                        (1) The number shown on this form is my correct tax-
                            payer identification number (or I am waiting for
                            a number to be issued to me), and
                        (2) I am not subject to backup withholding because
                            either (a) I am exempt from backup withholding,
                            or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                          CERTIFICATE INSTRUCTIONS--You must cross out item
                          (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you re-ceived another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
                          THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER
                          THAN THE CERTIFICATES REQUIRED TO AVOID BACKUP WITHHOLDING.
--------------------------------------------------------------------------------
 SIGNATURE _________________________________  DATE __________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  I CERTIFY UNDER THE PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR
(B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF PAYMENT, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

SIGNATURES ______________________________  DATE ___________________

                   SPECIAL ISSUANCE AND MAILING INSTRUCTIONS

  The person(s) signing this Letter of Transmittal understand(s) that the Culligan Certificate to be issued with respect to the Ametek Certificate(s) surrendered herewith and the Payment Check will be issued in the same name(s) as the surrendered Ametek Certificate(s) and will be mailed to the address of the registered holder(s) set forth above in Box A unless otherwise indicated in Box E or Box F below. If Box E is completed, the signature of such registered holder(s) must be guaranteed as set forth in Instruction 4.



              BOX E                                      BOX F
 SPECIAL ISSUANCE AND PAYMENT (See            SPECIAL MAILING INSTRUCTIONS
       Instructions 4 and 6)                      (See Instruction 6)


  TO BE COMPLETED ONLY if Culligan          TO BE COMPLETED ONLY if Culligan
 Certificate is to be registered           Certificate and any Payment Check
 in the name(s) of, and any Pay-           are to be delivered to the regis-
 ment Check is to be payable to,           tered holder(s) or someone other
 someone other than the registered         than the registered holder(s) at
 holder(s) set forth above in              an address other than that set
 Box A.                                    forth above in Box A.


 ISSUE TO:: _______________________        MAIL TO:: ________________________
              (Please print or                       (Please print or type)
                   type)


                                           Name: ____________________________
 Name: ____________________________

                                           Address: _________________________
 Address: _________________________                  (street and number)
        (street and number)                __________________________________
 __________________________________            (city, state and zip code)
     (city, state and zip code)

 __________________________________
    (Tax Identification Number)

 (Also complete Substitute Form W-
                 9)